EXHIBIT 10.26


                              AMENDMENT NO. 3 TO
                           LOAN AND SECURITY AGREEMENT

     AMENDMENT dated as of November 10, 2000 by and among Play By Play Toys & Novelties, Inc., a Texas corporation ("Play By Play"), Ace Novelty Co., Inc., a Texas corporation ("Ace"), Newco Novelty, Inc., a Texas corporation ("Newco", together with Play By Play and Ace, collectively, "Borrowers"), Friends, Food & Games, Inc., a Nevada corporation ("Guarantor"), and Congress Financial Corporation (Southwest), a Texas corporation ("Lender").

                               W I T N E S S E T H

      WHEREAS, Lender, Borrowers and Guarantor have entered into financing arrangements pursuant to which Lender, has made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated October 25, 1999, by and among Lender, Borrowers and Guarantor, as amended by Amendment No. 1, dated March 21, 2000, by and among Lender, Borrowers and Guarantor and Amendment No. 2, dated May 31, 2000, by and among Lender, Borrowers and Guarantor(as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and the agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (collectively, together with the Loan Agreement, the "Financing Agreements"); and

      WHEREAS, Borrowers and Guarantor have requested that Lender (i) agree to certain amendments to the Loan Agreement, and (ii) waive an existing Event of Default and Lender is willing to agree to such amendments and waiver, subject to the terms and conditions contained herein;

      NOW, THEREFORE, in consideration of the mutual conditions and agreements and covenants set forth herein, and for other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1.  DEFINITIONS.

      1.1 ADDITIONAL DEFINITION. As used herein, the following terms shall have the respective meanings given to them below and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation of, the following definition:

      (a) "AMENDMENT NO. 3" shall mean this Amendment No. 3 to Loan Agreement, by and among Lender and Borrowers, as the same now exist or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced.

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      1.2  AMENDMENTS TO DEFINITIONS.

            (a) The definition of "APPLICABLE SEASONAL ADVANCE RATE PERCENTAGE" in Section 1.5 of the Loan Agreement shall be deleted in its entirety and replaced with the following:

      "1.5 "APPLICABLE SEASONAL ADVANCE RATE PERCENTAGE" shall mean, for purposes of Section 2.1(a)(ii) hereof, the following percentages for the periods indicated below:

            "(a) fifty (50%) percent from the date of Amendment No. 3 through and including November 19, 2000;

            (b) fifty-three (53%) percent from the period commencing November 20, 2000 through and including November 30, 2000;

            (c) fifty-five (55%) percent for period commencing December 1 (commencing with calendar year 2000) of any calendar year through and including May 31 of the immediately succeeding calendar year; and

            (d) fifty (50%) percent for the period commencing June 1 of any calendar year (commencing with the calendar year 2001) through and including November 30, of the same calendar year; PROVIDED, THAT, in the event that each of the following has been delivered to Lender, in form and substance satisfactory to Lender, as soon as possible but in any event not later than the date indicated below, the Applicable Seasonal Advance Rate Percentage shall be fifty-five (55%) percent for such period in any calendar year: (i) updated semi-annual full physical inventory appraisal, in form, scope and methodology acceptable to Lender and by an appraiser acceptable to Lender, addressed to Lender and upon which Lender is expressly permitted to rely, by no later than March 31, 2000; (ii) sixty percent of the net proceeds of the Val Verde Sale, in cash or immediately available funds for application to the Term Loans by no later than June 1, 2001; and (iii) an extension of the current maturity date of the Subordinated Notes, in accordance with Section 9.9(f) of the Loan Agreement, so long as such extension is not less than twenty-two (22) months beyond the current maturity date or the refinancing of the Subordinated Notes prior to the current maturity date of the Subordinated Notes, upon Lender's written consent and on terms and conditions in all respects acceptable to Lender."

            (b) The definition of "BASE CONSOLIDATED ADJUSTED NET WORTH" in
Section 1.8 of the Loan Agreement shall be amended to delete the reference to July 31, 1999 and replace it with "July 31, 2000".

            (c) The definition of "BASE DOMESTIC ADJUSTED NET WORTH" in Section
1.9 of the Loan Agreement shall be amended to delete the reference to July 31, 1999 and replace it with "July 31, 2000".

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            (d) The definition of "CONSOLIDATED ADJUSTED NET WORTH" in Section
1.22 of the Loan Agreement shall be deleted in its entirety and replaced with the following:

      "1.22 "CONSOLIDATED ADJUSTED NET WORTH" shall mean as to any Person, at any time, in accordance with GAAP (except as otherwise specifically set forth below), on a consolidated basis for such Person and its Subsidiaries (if any), the amount equal to: (a) the aggregate net book value of all assets (including all prepaid assets) of such Person and its Subsidiaries, calculating the book value of inventory on a basis consistent with the prior year, after deducting from such book values all appropriate reserves in accordance with GAAP (including all reserves for doubtful receivables, obsolescence, depreciation and amortization) minus (b) the sum of (i) the amount equal to the aggregate amount of the Indebtedness and other liabilities of such Person and its Subsidiaries (including tax and other proper accruals) plus (ii) any loss arising from the Val Verde Sale."

            (e) The definition of "DOMESTIC ADJUSTED NET WORTH" in Section 1.33 of the Loan Agreement shall be deleted in its entirety and replaced with the following:

      "1.33 "DOMESTIC ADJUSTED NET WORTH" shall mean as to any Person, at any time, in accordance with GAAP (except as otherwise specifically set forth below), on a consolidated basis for such Person and its Subsidiaries (if any), the amount equal to: (a) the aggregate net book value of all assets (including all prepaid assets) of such Person and its Subsidiaries (excluding Foreign Subsidiaries), calculating the book value of inventory for this purpose on a basis consistent with the prior year, after deducting from such book values all appropriate reserves in accordance with GAAP (including all reserves for doubtful receivables, obsolescence, depreciation and amortization) minus (b) the sum of: (i) the amount equal to the aggregate amount of the Indebtedness and other liabilities of such Person and its Subsidiaries excluding its Foreign Subsidiaries (including tax and other proper accruals) plus (ii) any loss arising from the Val Verde Sale, minus (c) the dollar amount of the general ledger account for corporate overhead charged to Foreign Subsidiaries by Play By Play, PROVIDED, THAT, for the purposes of calculating the Domestic Adjusted Net Worth of Play By Play and it Subsidiaries, any income of any Foreign Subsidiary or any other Subsidiary which is not incorporated in any state of the United States of America or does not have is chief executive office in the United States of America shall not be included in the calculation.

            (f) The definition of "VAL VERDE SALE" shall be deleted in its entirety and replaced with the following:

      "VAL VERDE SALE" shall mean a sale by Play By Play of all or substantially all of the assets of Val Verde upon Lender's written consent and on terms and conditions in all respects acceptable to Lender."


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      1.3 INTERPRETATION. For purposes of this Amendment, all terms used herein, including but not limited to, those terms used and/or defined herein or in the recitals hereto shall have the respective meanings assigned thereto in the Loan Agreement.

      2.  AMENDMENTS.

      2.1 Section 9.16 of the Loan Agreement is amended as follows:

            (a) to delete the chart contained in Section 9.16(a) and replace it with the following:


                                              MINIMUM CONSOLIDATED
                    "PERIOD                    ADJUSTED NET WORTH

     (i)   through and including October     Base Consolidated Adjusted
                   31, 2000                  Net Worth LESS $1,500,000


     (ii)  for the period commencing         Base Consolidated Adjusted
                November 1, 2000             Net Worth LESS $4,500,000
                through and including
                January  31, 2001

     (iii) for the period commencing         Base Consolidated
                February 1, 2001             Adjusted Net Worth LESS $4,500,000
                through and including
                April 30, 2001

     (iv)  for the period commencing May     Base Consolidated
                1, 2001 through and          Adjusted Net Worth LESS $500,000
                including July 31, 2001

     (v)   for the period commencing         Base Consolidated
                August 1, 2001               Adjusted Net Worth LESS $1,250,000
                through and
                including October 31, 2001

     (vi)  for the period commencing         Base Consolidated
                November 1, 2001             Adjusted Net Worth LESS $3,750,000
                through and including
                January 31, 2002

     (vii) for the period commencing         Base Consolidated
                February 1, 2002             Adjusted Net Worth LESS $3,750,000
                through and including
                April 30, 2002


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
    (viii) for the period commencing May 1,  Base Consolidated
                2002 through and             Adjusted Net Worth
                including July 31, 2002


      for the period commencing August 1, 2002 and at all times thereafter, Play By Play and its Subsidiaries shall maintain a Consolidated Adjusted Net Worth at least equal to the sum of (i) Base Consolidated Adjusted Net Worth, and (ii) fifty (50%) percent of Play By Play and its Subsidiaries' actual net income (but not less than zero) shown on their quarterly unaudited financial statements for the relevant fiscal quarter or for the last fiscal quarter of any fiscal year, as shown on the audited financial statements for the applicable fiscal year end."

            (b) to delete the chart contained in Section 9.16(a) and replace it with the following:


                                               MINIMUM DOMESTIC
                   "PERIOD                    ADJUSTED NET WORTH

    (i)   through and including October   Base Domestic Adjusted
                   31, 2000               Net Worth LESS $2,500,000

    (ii)  for the period commencing       Base Domestic Adjusted
                  November 1, 2000        Net Worth LESS $7,000,000
                  through and
                  including January
                  31, 2001

    (iii) for the period commencing       Base Domestic Adjusted
                  February 1, 2001        Net Worth LESS $8,000,000
                  through and
                  including April 30,
                  2001

    (iv)  for the period commencing May   Base Domestic Adjusted
                  1, 2001 through and     Net Worth LESS $6,500,000
                  including July 31,
                  2001

    (v)   for the period commencing       Base Domestic Adjusted
                  August 1, 2001          Net Worth LESS $2,250,000
                  through and
                  including October
                  31, 2001


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
    (vi)  for the period commencing          Base Domestic Adjusted
                  November 1, 2001           Net Worth LESS $6,500,000
                  through and
                  including January
                  31, 2002

    (vii) for the period commencing          Base Domestic Adjusted
                  February 1, 2002           Net Worth LESS $7,000,000
                  through and
                  including April 30,
                  2002

    (viii) for the period commencing May 1,   Base Domestic Adjusted
                  2002 through and            Net Worth LESS $5,500,000
                  including July 31,
                  2002

      for the period commencing August 1, 2002 and at all times thereafter, Play By Play and its Subsidiaries shall maintain a minimum Domestic Adjusted Net Worth at least equal to the sum of (i) Base Domestic Adjusted Net Worth less $5,500,000, and (ii) fifty (50%) percent of Play By Play and its Subsidiaries' (exclusive of Foreign Subsidiaries) actual net income (but not less than zero and before the allocation of overhead by Play By Play to its Foreign Subsidiaries) shown on their quarterly unaudited financial statements for the relevant fiscal quarter for the last fiscal quarter of any fiscal year, as shown on the audited financial statements for the applicable fiscal year end."

      2.2 Section 12.1(c) of the Loan Agreement is amended by deleting the chart contained in this section and replacing it with the following:


                 "AMOUNT                      PERIOD

          (a)   Two (2%)
                        percent       From the date hereof to and
                        of            including October 25, 2001; and
                        Maximum
                        Credit

          (b)   One (1%)              From October 26, 2001 to and including
                        percent       October 24, 2002 or if of the term hereof
                        of            is extended, at Maximuany time prior to
                        Maximum       the end of the current term."
                        Credit
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
      3.  WAIVER.

      3.1 Subject to the terms and conditions contained herein, Lender hereby waives the Event of Default arising under Section 10.1(a) of the Loan Agreement as a result of the failure of Play By Play and its Subsidiaries to comply with
Section 9.16 of the Loan Agreement as of July 31, 2000; PROVIDED, THAT, such waiver shall only apply to the failure of Play By Play and its Subsidiaries to comply with such covenant for the period through and including July 31, 2000.

       3.2 Lender has not waived, is not by this Amendment waiving, and has no intention of waiving any Events of Default that may have occurred on or before the date hereof (other than the Events of Default identified in Section 3.1 hereof), whether or not continuing on the date hereof, or that may occur after the date hereof (whether the same or similar to the Event of Default referred to in Section 3.1 or otherwise).

      3.3 The foregoing waiver shall not be construed as a bar to or a waiver of any other or further defaults or Events of Default on any future occasion, whether similar in kind or otherwise and shall not constitute a waiver, express or implied of any of the rights and remedies of Lender arising under the terms of the Financing Agreements on any future occasion or otherwise. Nothing contained herein should be construed to entitle Borrowers to any other or further waiver with respect to any defaults under the Loan Agreement at any time after the date hereof or otherwise.

      4. REPRESENTATIONS, WARRANTIES AND COVENANTS. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers to Lender pursuant to the other Financing Agreements, Borrowers hereby represent, warrant and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery of this Amendment and shall be incorporated into and made a part of the Financing Agreements):

      4.1 NO DEFAULT. No Event of Default or condition or event which with notice or passage of time or both would constitute an Event of Default exists or has occurred as of the date of this Amendment (after giving effect to the amendments made and waivers granted by Lender pursuant to this Amendment).

      4.2 CORPORATE POWER AND AUTHORITY. This Amendment has been duly executed and delivered by Borrowers and Guarantor and is in full force and effect as of the date of this Amendment and the agreements and obligations of Borrowers and Guarantor contained herein constitute legal, valid and binding obligations of Borrowers and Guarantor enforceable against Borrowers and Guarantor in accordance with their respective terms.

      4.3 MATERIAL CONTRACTS. The execution and delivery and performance of this Amendment by Borrower and Guarantors will not violate any material agreement, instrument or undertaking by which it is bound, and will not result in, or require, the creation or imposition of any lien, charge, security interest or other encumbrance on any of its properties or revenues.

      4.4 SUBORDINATED CREDITOR AGREEMENTS. No default or event of default, or condition or event which with notice or the passage of time or both would constitute an event of default exists or has occurred as of the date of this Amendment under the Subordinated Creditor Agreements.


      5. AMENDMENT FEE. In consideration of the Amendment set forth herein, Borrowers shall on the date hereof, pay to Lender, and Lender may, at its option, charge the account of Borrowers maintained by Lender, a fee in the amount of $50,000, which fee shall constitute part of the Obligations and is fully earned as of the date hereof.

      6. CONDITIONS PRECEDENT. The effectiveness of the amendments and waiver pursuant to this Amendment shall be subject to the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

      6.1 Lender shall have received, in form and substance satisfactory to Lender, an original of this Amendment, duly authorized, executed and delivered by Borrowers and Guarantor;

      6.2 Lender shall have received the fee referred to in Section 4 hereof;
and

      6.3 After giving effect to the amendments to the Loan Agreement provided in this Amendment, no Event of Default shall exist or have occurred and no event, act or condition shall have occurred or exist which with notice or passage of time or both would constitute an Event of Default.

      7. ADDITIONAL EVENTS OF DEFAULT. The parties hereto acknowledge, confirm and agree that the failure of Borrowers, Guarantor or any Subsidiary to comply with the covenants, conditions and agreements contained herein shall constitute an Event of Default under the Financing Agreements (subject to the applicable cure period, if any, with respect thereto provided for in the Loan Agreement as in effect on the date hereof).

      8. EFFECT OF THIS AMENDMENT. Except as modified pursuant hereto, no other waivers, changes or modifications to the Financing Agreements are intended or implied, and in all other respects, the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of effective date hereof. Any acknowledgment or consent or waiver contained herein shall not be construed to constitute a consent or waiver to any other or further action by Borrowers or to entitle Borrowers to any other consent or waiver. The Loan Agreement and this Amendment shall be read and construed as one agreement. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.

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
      90 FURTHER ASSURANCES. The parties hereto shall execute and deliver such additional documents and take such additional actions as may be necessary to effectuate the provisions and purposes of this Amendment.

      100 GOVERNING LAW. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of Texas.

      110 BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

      120 COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties thereto.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the date and year first above written.

                                    Very truly yours,

                                    PLAY BY PLAY TOYS & NOVELTIES, INC.

                                    By: ___________________________________

                                    Title: __________________________________


                                    ACE NOVELTY CO., INC.

                                    By: ___________________________________

                                    Title: __________________________________


                                    NEWCO NOVELTY, INC.

                                    By: ___________________________________

                                    Title: __________________________________


                                    FRIENDS, FOOD & GAMES, INC.

                                    By: ___________________________________

                                    Title: __________________________________

AGREED TO:

CONGRESS FINANCIAL CORPORATION
      (SOUTHWEST)

By:_________________________________

Title:________________________________


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